Security Information


Security Purchased
Comparison Security

Comparison Security
CUSIP
00081TAC2

Issuer
ACCO BRAND CORPORATION

Underwriters
Bank of America, BMO
Capital Markets, Credit
Suisse, Deutsche Bank,
Barclays, Barrington
Research Associates, CJS
Securities, SunTrust
Robinson
Humphrey

Years of continuous operation,
including predecessors
> 3 years

Security
ABD 10 5/8 03/15/15

Is the affiliate a manager or
co-manager of offering?
Co-Manager


Name of underwriter or dealer
from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/21/2009


Total amount of offering sold
to QIBs
460,000,000


Total amount of any concurrent
public offering
0


Total
460,000,000


Public offering price
98.502


Price paid if other than public
offering price
N/A


Underwriting spread or commission
2.50%


Rating
B2 / BB-


Current yield
9.71%


Benchmark vs Spread (basis
points)
838bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
850,000
 $
837,267
0.18%



DWS HIGH INCOME PLUS FUND
DWS
180,000
 $
177,304
0.04%



DWS HIGH INCOME TRUST
DWS
105,000
 $
103,427
0.02%



DWS HIGH INCOME VIP
DWS
105,000
 $
103,427
0.02%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,850
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
108,352
0.02%



DWS STRATEGIC INCOME FUND
DWS
90,000
 $            88,652
0.02%



DWS STRATEGIC INCOME TRUST
DWS
30,000
 $            29,551
0.01%



DWS STRATEGIC INCOME VIP
DWS
20,000
 $            19,700
0.00%



Total


 $
837,267
0.18%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00828BAC9


Issuer
AFFINIA GROUP
INCORPORATED


Underwriters
Bank of America, Barclays,
Deutsche Bank, JP Morgan, Wells
Fargo


Years of continuous operation,
including predecessors
> 3 years


Security
AFFGRP 10 3/4 08/15/16


Is the affiliate a manager or co-
manager of offering?
Co-Manager


Name of underwriter or dealer from
which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/6/2009


Total amount of offering sold
to QIBs
225,000,000


Total amount of any concurrent
public offering
0


Total
225,000,000


Public offering price
98.799


Price paid if other than public
offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B+


Current yield
10.12%


Benchmark vs Spread (basis
points)
765bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
280,000
 $
276,637
0.12%



DWS HIGH INCOME PLUS FUND
DWS
60,000
 $            59,279
0.03%



DWS HIGH INCOME TRUST
DWS
35,000
 $            34,580
0.02%



DWS HIGH INCOME VIP
DWS
35,000
 $            34,580
0.02%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $              9,880
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
35,000
 $            34,580
0.02%



DWS STRATEGIC INCOME FUND
DWS
25,000
 $            24,700
0.01%



DWS STRATEGIC INCOME TRUST
DWS
10,000
 $              9,880
0.00%



DWS STRATEGIC INCOME VIP
DWS
10,000
 $              9,880
0.00%



Total


 $
493,995
0.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
018772AL7


Issuer
Alliance One International Inc


Underwriters
Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, ING Bank, Fortis
Securities, Natixis Bleichroeder, Rabo
Securities


Years of continuous operation, including predecessors
> 3 years


Security
AOI 10 07/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from
which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/26/2009


Total amount of offering sold to QIBs
570,000,000


Total amount of any concurrent public
offering
0


Total
570,000,000


Public offering price
95.177


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B+


Current yield
10.51%


Benchmark vs Spread (basis points)
782bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
8,580,000.00
 $
8,166,187
1.51%



DWS HIGH INCOME PLUS FUND
DWS
1,780,000.00
 $
1,694,151
0.31%



DWS MULTI MARKET INCOME TRUST
DWS
1,010,000.00
 $
961,288
0.18%



DWS STRATEGIC INCOME FUND
DWS
695,000.00
 $
661,480
0.12%



DWS STRATEGIC INCOME TRUST
DWS
280,000.00
 $
266,496
0.05%



DWS STRATEGIC INCOME VIP
DWS
155,000.00
 $
147,524
0.03%



Total

12,500,000

$11,897,125
2.17%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6


Issuer
AMC Entertainment


Underwriters
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Banc of America
Securities LLC, Barclays Capital,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
AMCENT 8.75% 6/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public
offering
0


Total
600,000,000


Public offering price
97.582


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.30%


Rating
B1/B-


Current yield
8.97%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
120,000.00
 $     117,098
0.02%



DWS BALANCED VIP
DWS
35,000.00
 $      34,154
0.01%



DWS HIGH INCOME FUND
DWS
5,685,000.00
 $  5,547,537
0.95%



DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $  1,190,500
0.20%



DWS HIGH INCOME TRUST
DWS
705,000.00
 $     687,953
0.12%



DWS HIGH INCOME VIP
DWS
765,000.00
 $     746,502
0.13%



DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $     717,228
0.12%



DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $     522,064
0.09%



DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $     195,164
0.03%



Total

10,000,000
 $  9,758,200
1.67%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7


Issuer
Ameristar Casinos


Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public
offering
0


Total
650,000,000


Public offering price
97.087


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%



DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%



DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%



DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%



DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%



DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%



DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%



DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%



DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%



DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%



DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%



Total

4,693,014
 $  4,556,306
0.72%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
6.40%


Benchmark vs Spread (basis points)
275bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $    533,133
0.05%



DWS BALANCED VIP
DWS
145,000.00
 $    144,494
0.01%



DWS BOND VIP
DWS
280,000.00
 $    279,023
0.03%



DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $ 2,192,322
0.22%



DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $    244,145
0.02%



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $    777,278
0.08%



DWS GLOBAL BOND FUND
DWS
315,000.00
 $    313,901
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $ 1,574,486
0.16%



DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $    652,714
0.07%



DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $    418,534
0.04%



DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $    144,494
0.01%



Total

7,300,000
 $ 7,274,523
0.73%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AM8


Issuer
BALL CORPORATION


Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan, BNP Paribas,
Commerzbank Capital Markets,
HSBC, Keybank, RBS, US Bank,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BLL 7 1/8 09/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/11/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
97.975


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba1 / BB+


Current yield
6.97%


Benchmark vs Spread (basis points)
420bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,115,000
 $
1,092,421
0.29%



DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
225,343
0.06%



DWS HIGH INCOME TRUST
DWS
130,000
 $
127,368
0.03%



DWS HIGH INCOME VIP
DWS
140,000
 $
137,165
0.04%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,798
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
165,000
 $
161,659
0.04%



DWS STRATEGIC INCOME FUND
DWS
135,000
 $
132,266
0.04%



DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
44,089
0.01%



DWS STRATEGIC INCOME VIP
DWS
30,000
 $
29,393
0.01%



Total


 $
1,959,500
0.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
058498AN6


Issuer
BALL CORPORATION


Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
BLL 7 3/8 09/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which
 purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/11/2009


Total amount of offering sold to QIBs
325,000,000


Total amount of any concurrent public offering
0


Total
325,000,000


Public offering price
97.414


Price paid if other than public offering
 price
N/A


Underwriting spread or commission
1.50%


Rating
Ba1 / BB+


Current yield
7.22%


Benchmark vs Spread (basis points)
405bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,110,000
 $
1,081,295
0.34%



DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
224,052
0.07%



DWS HIGH INCOME TRUST
DWS
135,000
 $
131,509
0.04%



DWS HIGH INCOME VIP
DWS
140,000
 $
136,380
0.04%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,741
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
170,000
 $
165,604
0.05%



DWS STRATEGIC INCOME FUND
DWS
135,000
 $
131,509
0.04%



DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
43,836
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,354
0.01%



Total


 $
1,948,280
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2


Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities, BNP
Paribas, BNY Mellon Capital, Jackson
Securities, RBC Capital, RBS
Securities, Toussaint Capital, Utendahl
Capital


Years of continuous operation, including predecessors
> 3 years


Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which
 purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa2/AA-e


Current yield
4.30%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $    619,802
0.06%



DWS Balanced VIP
DWS
170,000.00
 $    169,946
0.02%



DWS Bond VIP
DWS
645,000.00
 $    644,794
0.06%



DWS Core Fixed Income Fund
DWS
2,590,000.00
 $ 2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $    299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $ 1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $    709,773
0.07%



Total

6,815,000
 $ 6,812,819
0.68%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06846NAB0


Issuer
Bill Barret Corp


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BMO Capital Markets, Credit
Suisse , Morgan Stanley, SunTrust
Robinson Humphrey, Wachovia
Securities, BBVA Securities, Comerica
Securities, Fortis Securities, Howard
Weil, Mitsubishi UFJ Securities,  US
Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
BBG 9.875% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank Of America, N.A.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/30/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
95.172


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1e/B+


Current yield
10.38%


Benchmark vs Spread (basis points)
930bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
500,000.00
 $     475,860
0.20%



DWS HIGH INCOME FUND
DWS
2,415,000.00
 $  2,298,404
0.97%



DWS STRATEGIC INCOME VIP
DWS
40,000.00
 $      38,069
0.02%



DWS STRATEGIC INCOME FUND
DWS
190,000.00
 $     180,827
0.08%



DWS STRATEGIC INCOME TRUST
DWS
75,000.00
 $      71,379
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
280,000.00
 $     266,482
0.11%



Total

3,500,000
 $  3,331,020
1.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date
is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
13134YAD9


Issuer
Calpine Construction Finance Co


Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, Morgan
Stanley, ING Bank


Years of continuous operation, including
 predecessors
> 3 years


Security
CPN 8% 6/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which
 purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public
offering
0


Total
1,000,000,000


Public offering price
95.488


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
B1/BB-


Current yield
8.38%


Benchmark vs Spread (basis points)
630bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
570,000.00
 $     544,282
0.06%



DWS High Income Fund
DWS
4,430,000.00
 $  4,230,118
0.44%



DWS High Income Plus Fund
DWS
920,000.00
 $     878,490
0.09%



DWS Balanced VIP
DWS
30,000.00
 $      28,646
0.00%



DWS Balanced Fund
DWS
105,000.00
 $     100,262
0.01%



DWS Strategic Income VIP
DWS
65,000.00
 $      62,067
0.01%



DWS Strategic Income Fund
DWS
300,000.00
 $     286,464
0.03%



DWS Strategic Income Trust
DWS
115,000.00
 $     109,811
0.01%



DWS Multi Market Income Trust
DWS
420,000.00
 $     401,050
0.04%



DWS Lifecycle Long Range Fund
DWS
45,000.00
 $      42,970
0.00%



Total

7,000,000
 $  6,684,160
0.70%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4


Issuer
Capital One Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, RBS Greenwich
Capital, Bank of America Securities,
Keefe Bruyette, RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
COF 7.375% 05/23/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which
 purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public
offering
0


Total
1,000,000,000


Public offering price
99.511


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
7.41%


Benchmark vs Spread (basis points)
540bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $    502,531
0.05%



DWS Balanced VIP
DWS
150,000.00
 $    149,267
0.02%



DWS Bond VIP
DWS
540,000.00
 $    537,359
0.05%



DWS Core Fixed Income Fund
DWS
2,090,000.00
 $ 2,079,780
0.21%



DWS Core Fixed Income VIP
DWS
240,000.00
 $    238,826
0.02%



DWS Core Plus Income Fund
DWS
1,475,000.00
 $ 1,467,787
0.15%



Total

5,000,000
 $ 4,975,550
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAC3


Issuer
CENOVUS ENERGY
INCORPORATED


Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank,  Morgan Stanley, RBS


Years of continuous operation, including
 predecessors
> 3 years


Security
CVECN 5.7 10/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
1,300,000,000


Total amount of any concurrent public offering
0


Total
1,300,000,000


Public offering price
99.933


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.65%


Rating
Baa2 / BBB+


Current yield
5.59%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
168,000
 $
167,887
0.01%



DWS BALANCED VIP
DWS
48,000
 $
47,968
0.00%



DWS BOND VIP
DWS
186,000
 $
185,875
0.01%



DWS CORE FIXED INCOME FUND
DWS
648,000
 $
647,566
0.05%



DWS CORE FIXED INCOME VIP
DWS
78,000
 $
77,948
0.01%



DWS CORE PLUS INCOME FUND
DWS
474,000
 $
473,682
0.04%



DWS GLOBAL BOND FUND
DWS
198,000
 $
197,867
0.02%



DWS Strategic Income Fund
DWS
1,280,000
 $
1,279,142
0.10%



DWS Strategic Income VIP
DWS
120,000
 $
119,920
0.01%



Total


 $
3,197,856
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7


Issuer
CHESAPEAKE ENERGY CORPORATION


Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman Sachs,
Morgan Stanley, Wachovia Securities, Barclays
Capital, BBVA Securities, BMO Capital Markets,
Bosc Inc, Capital One Southcoast, Comerica
Securities, Greenwich Capital Markets, Jefferies &
Company, Natixis Bleichroeder, Raymond James
& Associates, RBC Capital Markets, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CHK 9.5% 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/28/2009


Total amount of offering sold to QIBs
1,425,000,000


Total amount of any concurrent public offering
0


Total
1,425,000,000


Public offering price
97.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
9.72%


Benchmark vs Spread (basis points)
806bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%



DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%



DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%



DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%



DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%



Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AL0


Issuer
CINCINNATI BELL
INCORPORATED


Underwriters
Bank of America, Barclays,
Deutsche Bank, Morgan Stanley,
RBS


Years of continuous operation, including predecessors
> 3 years


Security
CBB 8 1/4 10/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
98.562


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Ba3 / B+


Current yield
8.33%


Benchmark vs Spread (basis points)
533bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,515,000
 $
5,435,694
1.10%



DWS HIGH INCOME PLUS FUND
DWS
1,270,000
 $
1,251,737
0.25%



DWS HIGH INCOME TRUST
DWS
645,000
 $
635,725
0.13%



DWS HIGH INCOME VIP
DWS
720,000
 $
709,646
0.14%



DWS MULTI MARKET INCOME TRUST
DWS
1,260,000
 $
1,241,881
0.25%



DWS STRATEGIC INCOME FUND
DWS
255,000
 $
251,333
0.05%



DWS STRATEGIC INCOME TRUST
DWS
335,000
 $
330,183
0.07%



Total


 $
9,856,200
1.99%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172441AR8


Issuer
Cinemark USA Incorporated


Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
Banc of America Securities, Credit
Suisse, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
CNK 8.625% 06/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/16/2009


Total amount of offering sold to QIBs
470,000,000


Total amount of any concurrent public offering
0


Total
470,000,000


Public offering price
97.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
8.84%


Benchmark vs Spread (basis points)
531bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,185,000.00
 $   1,156,086
0.25%



DWS HIGH INCOME PLUS FUND
DWS
245,000.00
 $      239,022
0.05%



DWS HIGH INCOME TRUST
DWS
140,000.00
 $      136,584
0.03%



DWS HIGH INCOME VIP
DWS
155,000.00
 $      151,218
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
130,000.00
 $      126,828
0.03%



DWS STRATEGIC INCOME FUND
DWS
90,000.00
 $       87,804
0.02%



DWS STRATEGIC INCOME TRUST
DWS
35,000.00
 $       34,146
0.01%



DWS STRATEGIC INCOME VIP
DWS
20,000.00
 $       19,512
0.00%



Total

2,000,000
 $   1,951,200
0.43%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20605PAA9


Issuer
CONCHO RESOURCES
INCORPORATED


Underwriters
Bank of America Merrill Lynch,
BNP Paribas, JP Morgan, Wells
Fargo, Calyon, Deutsche Bank,
ING Financial Markets, Keybank,
Mitsubishi UFJ Securities, Natixis
Bleichroeder, Raymond James


Years of continuous operation, including predecessors
> 3 years


Security
CXO 8 5/8 10/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
98.578


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
B3 / BB


Current yield
8.34%


Benchmark vs Spread (basis points)
566bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,140,000
 $
1,123,789
0.37%



DWS HIGH INCOME PLUS FUND
DWS
240,000
 $
236,587
0.08%



DWS HIGH INCOME TRUST
DWS
140,000
 $
138,009
0.05%



DWS HIGH INCOME VIP
DWS
145,000
 $
142,938
0.05%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,858
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
145,000
 $
142,938
0.05%



DWS STRATEGIC INCOME FUND
DWS
115,000
 $
113,365
0.04%



DWS STRATEGIC INCOME TRUST
DWS
40,000
 $
39,431
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,645
0.01%



Total


 $
1,971,560
0.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%



DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%



DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%



DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
22818TAA0


Issuer
Crown Americas


Underwriters
Bank of America, Merrill Lynch,
Citigroup, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
CCK 7.625% 05/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.092


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
B1/BB-


Current yield
7.85%


Benchmark vs Spread (basis points)
522bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%



DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%



DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%



DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%



DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%



DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%



DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%



Total

2,000,000
 $ 1,941,840
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%



DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%



DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%



DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AW4


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan, BNP
Paribas, General Electric Capital, Goldman Sachs,
RBS Greenwich Capital, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.5% 04/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/8/2009


Total amount of offering sold to QIBs
844,000,000


Total amount of any concurrent public offering
0


Total
844,000,000


Public offering price
88.885


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
5.02%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
490,000.00
 $                   435,537
0.06%



DWS High Income Fund
DWS
890,000.00
 $                   791,077
0.11%



DWS High Income Plus Fund
DWS
620,000.00
 $                   551,087
0.07%



Total

2,000,000
 $                 1,777,700
0.24%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%



DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%



DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAJ0


Issuer
Dell Incorporated


Underwriters
Bank of America, Merrill Lynch,
HSBC Securities, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
Dell 5.875% 06/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank Of America, N.A.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/10/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.933


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
195bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS CORE FIXED INCOME FUND
DWS
2,300,000.00
 $ 2,298,459
0.38%



DWS CORE FIXED INCOME VIP
DWS
200,000.00
 $    199,866
0.03%



Total

2,500,000
 $ 2,498,325
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
256605AS5


Issuer
DOLE FOODS COMPANY


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, Wells Fargo,
Goldman Sachs, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOLEFC 8 10/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/18/2009


Total amount of offering sold to QIBs
315,000,000


Total amount of any concurrent public offering
0


Total
315,000,000


Public offering price
98.035


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B2 / B-


Current yield
8.00%


Benchmark vs Spread (basis points)
526.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
1,700,000
1,666,595
0.54%



DWS HIGH INCOME PLUS FUND
DWS
360,000
352,926
0.11%



DWS HIGH INCOME TRUST
DWS
210,000
205,874
0.07%



DWS HIGH INCOME VIP
DWS
215,000
210,775
0.07%



DWS LIFECYCLE LONG RANGE FUND
DWS
20,000
19,607
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
225,000
220,579
0.07%



DWS STRATEGIC INCOME FUND
DWS
175,000
171,561
0.05%



DWS STRATEGIC INCOME TRUST
DWS
60,000
58,821
0.02%



DWS STRATEGIC INCOME VIP
DWS
35,000
34,312
0.01%



Total


 $
2,941,050
0.94%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9


Issuer
Domtar Corp


Underwriters
JP Morgan, Morgan Stanley, Banc of
America Securities, BMO Capital
Markets Corp, CIBC World Markets,
Citigroup, Desjardins Securities, Fortis
Securities, Goldman Sachs, NBF
Securities USA Corp, Rabo Securities
USA, RBC Capital Advisors, Scotia
Capital, TD Securities, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
UFS 1.75% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/3/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
96.157


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Ba3/BB-


Current yield
11.18%


Benchmark vs Spread (basis points)
822bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%



DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%



DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%



DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%



DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%



DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%



DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%



DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%



DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%



Total

5,000,000
 $  4,807,850
1.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan Stanley,
RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%



DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%



DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%



DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%



DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%



DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%



DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%



DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%



Total

6,730,000
 $ 6,716,136
0.21%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%



Total

5,350,000
 $ 5,350,000
1.78%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5


Issuer
EL PASO CORPORATION


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
EP 8.25% 02/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
95.535


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba3/BB-


Current yield
8.64%


Benchmark vs Spread (basis points)
664bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%



DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%



DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%



DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%



DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%



DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%



DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%



Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4


Issuer
FOREST OIL CORPORATION


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FST 8.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
95.150


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.95%


Rating
B1/BB-


Current yield
8.93%


Benchmark vs Spread (basis points)
801bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%



DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%



DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%



DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%



DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%



Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5


Issuer
FRESENIUS US FINANCE


Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of
New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
FREGR 9% 07/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
93.076


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba1/BB


Current yield
9.67%


Benchmark vs Spread (basis points)
791bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%



DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%



DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%



DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%



DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%



Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAA6


Issuer
Frontier Communications


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FTR 8.25% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/3/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
91.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba2/BB


Current yield
8.99%


Benchmark vs Spread (basis points)
858bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,405,000.00
 $ 1,289,860
0.23%



DWS High Income Plus Fund
DWS
345,000.00
 $    316,727
0.06%



DWS High Income Trust
DWS
755,000.00
 $    693,128
0.13%



DWS High Income VIP
DWS
190,000.00
 $    174,430
0.03%



DWS Multi Market Income Trust
DWS
140,000.00
 $    128,527
0.02%



DWS Strategic Income Fund
DWS
105,000.00
 $      96,395
0.02%



DWS Strategic Income Trust
DWS
40,000.00
 $      36,722
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      18,361
0.00%



Total

3,000,000
 $ 2,754,150
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35906AAB4


Issuer
FRONTIER COMMUNICATIONS


Underwriters
Citigroup, Credit Suisse, JP
Morgan, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
FTR 8 1/8 10/01/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/17/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
98.441


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Ba2 / BB


Current yield
8.07%


Benchmark vs Spread (basis points)
498bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,060,000
 $
5,965,525
1.01%



DWS HIGH INCOME PLUS FUND
DWS
1,275,000
 $
1,255,123
0.21%



DWS HIGH INCOME TRUST
DWS
735,000
 $
723,541
0.12%



DWS HIGH INCOME VIP
DWS
760,000
 $
748,152
0.12%



DWS LIFECYCLE LONG RANGE FUND
DWS
25,000
 $
24,610
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
500,000
 $
492,205
0.08%



DWS STRATEGIC INCOME FUND
DWS
420,000
 $
413,452
0.07%



DWS STRATEGIC INCOME TRUST
DWS
145,000
 $
142,739
0.02%



DWS STRATEGIC INCOME VIP
DWS
80,000
 $
78,753
0.01%



Total


 $
9,844,100
1.66%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36962G4D3


Issuer
GENERAL ELEC CAP
CORPORATION


Underwriters
Bank of America, Barclays,
Deutsche Bank, RBS, Blaylock
Robert Van, CastleOak Securities,
Samuel Ramirez & Co, Utendahl
Capital Partners, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
GE 6 08/07/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/4/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.888


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.43%


Rating
Aa2 / AA+


Current yield
5.74%


Benchmark vs Spread (basis points)
235bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED FUND
DWS
710,000
 $
709,205
0.04%



DWS BALANCED VIP
DWS
190,000
 $
189,787
0.01%



DWS BOND VIP
DWS
355,000
 $
354,602
0.02%



DWS CORE FIXED INCOME FUND
DWS
2,630,000
 $
2,627,054
0.13%



DWS CORE FIXED INCOME VIP
DWS
310,000
 $
309,653
0.02%



DWS CORE PLUS INCOME FUND
DWS
955,000
 $
953,930
0.05%



DWS GLOBAL BOND FUND
DWS
400,000
 $
399,552
0.02%



DWS Strategic Income Fund
DWS
1,320,000
 $
1,318,522
0.07%



DWS Strategic Income VIP
DWS
265,000
 $
264,703
0.01%



Total


 $
7,127,009
0.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37250WAA6


Issuer
GEOEYE INCORPORATED


Underwriters
Bank of America Merrill Lynch, JP
Morgan, Canaccord Adams,
Deutsche Bank, Dougherty & Co,
Jefferies, SMH Capital Advisors


Years of continuous operation, including predecessors
> 3 years


Security
GEOY 9 5/8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/23/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.262


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B


Current yield
9.67%


Benchmark vs Spread (basis points)
746bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000
 $
559,257
0.14%



DWS High Income Plus Fund
DWS
120,000
 $
116,714
0.03%



DWS High Income Trust
DWS
70,000
 $
68,083
0.02%



DWS High Income VIP
DWS
70,000
 $
68,083
0.02%



DWS Lifecycle Long Range Fund
DWS
10,000
 $
9,726
0.00%



DWS Multi Market Income Trust
DWS
75,000
 $
72,947
0.02%



DWS Strategic Income Fund
DWS
60,000
 $
58,357
0.01%



DWS Strategic Income Trust
DWS
20,000
 $
19,452
0.00%



Total


 $
972,620
0.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37331NAA9


Issuer
Georgia-Pacific


Underwriters
Banc of America Securities, Citigroup,
JP Morgan, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, HSBC Securities, KBC
Financial, Mitsubishi UFJ, Mizuho
Securities, Scotia Capital, SG
Americas, SunTrust Robinson


Years of continuous operation, including predecessors
> 3 years


Security
GP 8.25% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/20/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
96.155


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB-


Current yield
8.58%


Benchmark vs Spread (basis points)
663bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,285,000
 $ 1,235,592
0.17%



DWS High Income Plus Fund
DWS
350,000
 $    336,543
0.05%



DWS High Income Trust
DWS
245,000
 $    235,580
0.03%



DWS High Income VIP
DWS
110,000
 $    105,771
0.01%



DWS Multi Market Income Trust
DWS
310,000.00
 $    298,081
0.04%



DWS Strategic Income Fund
DWS
100,000
 $      96,155
0.01%



DWS Strategic Income Trust
DWS
85,000.00
 $      81,732
0.01%



DWS Strategic Income VIP
DWS
15,000
 $      14,423
0.00%



Total

2,500,000
 $ 2,403,875
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
382550AZ4


Issuer
Goodyear Tire


Underwriters
Citigroup, Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, HSBC
Securities, Morgan Stanley, Natixis
Bleichroeder, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
GT 10.5% 05/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
95.846


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B+


Current yield
10.96%


Benchmark vs Spread (basis points)
877bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%



DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%



DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%



DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%



DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%



DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%



DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%



DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%



Total

3,000,000
 $ 2,875,380
0.30%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
397624AF4


Issuer
GREIF INCORPORATED


Underwriters
Bank of America, Deutsche Bank,
JP Morgan, Fifth Third Securities,
Huntington Investment, PNC
Capital Markets, RBS, US Bancorp
Investments


Years of continuous operation, including predecessors
> 3 years


Security
GEF 7 3/4 08/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
96.637


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.63%


Rating
Ba2 / BB+


Current yield
7.49%


Benchmark vs Spread (basis points)
461










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS HIGH INCOME PLUS FUND
DWS
190,000
 $
183,610
0.08%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,159
0.01%



DWS HIGH INCOME TRUST
DWS
110,000
 $
106,301
0.04%



DWS HIGH INCOME FUND
DWS
910,000
 $
879,397
0.36%



DWS STRATEGIC INCOME FUND
DWS
125,000
 $
120,796
0.05%



DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
28,991
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
106,301
0.04%



Total


 $
1,449,555
0.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AY7


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Markets,
Lloydds TBS Bank, Scotia Capital, Standard
Chartered Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 7.45% 09/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.486


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
7.49%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced VIP
DWS
200,000
 $                   198,972
0.02%



DWS Balanced Fund
DWS
500,000
 $                   497,430
0.05%



DWS Bond VIP
DWS
400,000
 $                   397,944
0.04%



DWS Core Fixed Income Fund
DWS
1,500,000
 $                 1,492,290
0.15%



DWS Core Fixed Income VIP
DWS
200,000
 $                   198,972
0.02%



DWS Core Plus Income Fund
DWS
1,000,000
 $                   994,860
0.10%



DWS Multi Market Income Trust
DWS
765,000.00
 $                   761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $                   233,792
0.02%



Total

4,800,000
 $                 4,775,328
0.48%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413622AA9


Issuer
Harrah's Entertainment Incorporated


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Citigroup


Years of continuous operation, including predecessors
> 3 years


Security
HET 11.25% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
1,375,000,000


Total amount of any concurrent public offering
0


Total
1,375,000,000


Public offering price
96.225


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
Caa1/B


Current yield
9.53%


Benchmark vs Spread (basis points)
857bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
4,200,000.00
 $  4,041,450
0.31%



DWS High Income Plus Fund
DWS
865,000.00
 $     832,346
0.06%



DWS High Income Trust
DWS
500,000.00
 $     481,125
0.04%



DWS High Income VIP
DWS
545,000.00
 $     524,426
0.04%



DWS Multi Market Income Trust
DWS
440,000.00
 $     423,390
0.03%



DWS Strategic Income Fund
DWS
330,000.00
 $     317,543
0.02%



DWS Strategic Income Trust
DWS
120,000.00
 $     115,470
0.01%



Total

7,000,000
 $  6,735,750
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413627BK5


Issuer
HARRAHS OPERATING CO
INCORPORATED


Underwriters
Bank of America Merrill Lynch,
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Goldman
Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
HET 11 1/4 06/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/8/2009


Total amount of offering sold to QIBs
720,000,000


Total amount of any concurrent public offering
0


Total
720,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Caa1e / Be


Current yield
11.01%


Benchmark vs Spread (basis points)
818.10%










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,815,000
$2,815,000
0.39%



DWS HIGH INCOME PLUS FUND
DWS
600,000
$600,000
0.08%



DWS HIGH INCOME TRUST
DWS
355,000
$355,000
0.05%



DWS HIGH INCOME VIP
DWS
360,000
$360,000
0.05%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$30,000
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
375,000
$375,000
0.05%



DWS STRATEGIC INCOME FUND
DWS
300,000
$300,000
0.04%



DWS STRATEGIC INCOME TRUST
DWS
105,000
$105,000
0.01%



DWS STRATEGIC INCOME VIP
DWS
60,000
$60,000
0.01%



Total


$5,000,000
0.69%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BG3


Issuer
HCA INCORPORATED


Underwriters
Bank of America, Citigroup,
Goldman Sachs, JP Morgan, Wells
Fargo, Barclays, Calyon, Credit
Suisse, Deutsche Bank, GE,
Mizuho Securities, Morgan
Stanley, RBS


Years of continuous operation, including predecessors
> 3 years


Security
HCA 7 7/8 02/15/20


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/29/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
98.254


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.70%


Rating
Ba3 / BB


Current yield
7.80%


Benchmark vs Spread (basis points)
446bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,660,000
 $
3,596,096
0.29%



DWS HIGH INCOME PLUS FUND
DWS
1,125,000
 $
1,105,358
0.09%



DWS MULTI MARKET INCOME TRUST
DWS
455,000
 $
447,056
0.04%



DWS STRATEGIC INCOME FUND
DWS
1,385,000
 $
1,360,818
0.11%



DWS STRATEGIC INCOME TRUST
DWS
140,000
 $
137,556
0.01%



DWS STRATEGIC INCOME VIP
DWS
235,000
 $
230,897
0.02%



Total


 $
6,877,780
0.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
404119BE8


Issuer
HCA


Underwriters
Banc of America Securities, Citigroup,
Deutsche Bank Securities, Goldman
Sachs & Co, JP Morgan, Barclays
Capital, Credit Suisse, Mizuho
Securities USA, Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
HCA 8.5% 04/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/15/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
96.755


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.17%


Rating
Ba3/BB


Current yield
8.79%


Benchmark vs Spread (basis points)
624bp
225bp
240bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $ 2,955,865
0.20%



DWS High Income Plus Fund
DWS
635,000.00
 $    614,394
0.04%



DWS High Income Trust
DWS
335,000.00
 $    324,129
0.02%



DWS High Income VIP
DWS
390,000.00
 $    377,345
0.03%



DWS Multi Market Income Trust
DWS
270,000.00
 $    261,239
0.02%



DWS Strategic Income Fund
DWS
200,000.00
 $    193,510
0.01%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,729
0.00%



DWS Strategic Income VIP
DWS
45,000.00
 $      43,540
0.00%



Total

5,000,000
 $ 4,837,750
0.33%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44701QAR3


Issuer
HUNTSMAN INTL LLC


Underwriters
Credit Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
HUN 5 1/2 06/30/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
N/A


Rating
B1 / B-


Current yield
6.41%


Benchmark vs Spread (basis points)
245.8bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,410,000
$1,410,000
0.24%



DWS High Income Plus Fund
DWS
300,000
$300,000
0.05%



DWS High Income Trust
DWS
180,000
$180,000
0.03%



DWS High Income VIP
DWS
180,000
$180,000
0.03%



DWS Lifecycle Long Range Fund
DWS
15,000
$15,000
0.00%



DWS Multi Market Income Trust
DWS
185,000
$185,000
0.03%



DWS Strategic Income Fund
DWS
150,000
$150,000
0.03%



DWS Strategic Income Trust
DWS
50,000
$50,000
0.01%



DWS Strategic Income VIP
DWS
30,000
$30,000
0.01%



Total


$2,500,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
46284PAM6


Issuer
IRON MOUNTAIN INC


Underwriters
Bank of America Merrill Lynch,
Barclays Capital, JP Morgan,
Scotia Capital, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
IRM 8 3/8 08/15/21


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/5/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
99.625


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
B2 / B+


Current yield
8.21%


Benchmark vs Spread (basis points)
466bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,180,000
$4,164,325
0.76%



DWS HIGH INCOME PLUS FUND
DWS
870,000
$866,738
0.16%



DWS HIGH INCOME TRUST
DWS
620,000
$617,675
0.11%



DWS HIGH INCOME VIP
DWS
530,000
$528,013
0.10%



DWS LIFECYCLE LONG RANGE FUND
DWS
40,000
$39,850
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
615,000
$612,694
0.11%



DWS STRATEGIC INCOME FUND
DWS
395,000
$393,519
0.07%



DWS STRATEGIC INCOME TRUST
DWS
170,000
$169,363
0.03%



DWS STRATEGIC INCOME VIP
DWS
80,000
$79,700
0.01%



Total


$7,471,875
1.36%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BF7


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Greenwich
Capital, Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 10.375% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.184


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.25%


Rating
B1/B


Current yield
10.68%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
35,000.00
 $      34,014
0.01%



DWS High Income Fund
DWS
1,480,000.00
 $ 1,438,323
0.23%



DWS High Income Plus Fund
DWS
305,000.00
 $    296,411
0.05%



DWS High Income Trust
DWS
175,000.00
 $    170,072
0.03%



DWS High Income VIP
DWS
190,000.00
 $    184,650
0.03%



DWS Multi Market Income Trust
DWS
145,000.00
 $    140,917
0.02%



DWS Strategic Income Fund
DWS
105,000.00
 $    102,043
0.02%



DWS Strategic Income Trust
DWS
40,000.00
 $      38,874
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,296
0.00%



Total

2,500,000
 $ 2,429,600
0.38%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Securities,
Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,805
0.01%



DWS High Income Fund
DWS
1,795,000.00
 $ 1,747,325
0.21%



DWS High Income Plus Fund
DWS
370,000.00
 $    360,173
0.04%



DWS High Income Trust
DWS
200,000.00
 $    194,688
0.02%



DWS High Income VIP
DWS
230,000.00
 $    223,891
0.03%



DWS Multi Market Income Trust
DWS
170,000.00
 $    165,485
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,813
0.01%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,805
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,336
0.00%



Total

3,000,000
 $ 2,920,320
0.35%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
651715AJ3


Issuer
NEWPAGE CORPORATION


Underwriters
Citigroup, Credit Suisse, Goldman
Sachs, Barclays, Deutsche Bank,
UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
NEWPAG 11 3/8 12/31/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/17/2009


Total amount of offering sold to QIBs
1,700,000,000


Total amount of any concurrent public offering
0


Total
1,700,000,000


Public offering price
93.996


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B2 / CCC+


Current yield
11.38%


Benchmark vs Spread (basis points)
1055bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,555,000
$4,281,517.80
0.25%



DWS HIGH INCOME PLUS FUND
DWS
960,000
$902,361.60
0.05%



DWS HIGH INCOME TRUST
DWS
555,000
$521,677.80
0.03%



DWS HIGH INCOME VIP
DWS
575,000
$540,477.00
0.03%



DWS LIFECYCLE LONG RANGE FUND
DWS
50,000
$46,998.00
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
585,000
$549,876.60
0.03%



DWS STRATEGIC INCOME FUND
DWS
465,000
$437,081.40
0.03%



DWS STRATEGIC INCOME TRUST
DWS
160,000
$150,393.60
0.01%



DWS STRATEGIC INCOME VIP
DWS
95,000
$89,296.20
0.01%



Total


$7,519,680.00
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
65409QAW2


Issuer
Nielsen Finance


Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, JP Morgan,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
VNU 11.5% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/24/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
92.173


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Caa1/B-


Current yield
12.48%


Benchmark vs Spread (basis points)
1047bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,220,000.00
 $ 1,124,511
0.24%



DWS High Income Plus Fund
DWS
255,000.00
 $    235,041
0.05%



DWS High Income Trust
DWS
135,000.00
 $    124,434
0.03%



DWS High Income VIP
DWS
150,000.00
 $    138,260
0.03%



DWS Multi Market Income Trust
DWS
110,000.00
 $    101,390
0.02%



DWS Strategic Income Fund
DWS
80,000.00
 $      73,738
0.02%



DWS Strategic Income Trust
DWS
30,000.00
 $      27,652
0.01%



DWS Strategic Income VIP
DWS
20,000.00
 $      18,435
0.00%



Total

2,000,000
 $ 1,843,460
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BA9


Issuer
NORTHROP GRUMMAN CORP


Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS


Years of continuous operation, including predecessors
> 3 years


Security
NOC 5 1/20 08/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/27/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.837


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.25%


Rating
Baa2 / BBB


Current yield
4.85%


Benchmark vs Spread (basis points)
135bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BALANCED Fund
DWS
360,000
$359,413.20
0.07%



DWS BALANCED VIP
DWS
100,000
$99,837.00
0.02%



DWS BOND VIP
DWS
195,000
$194,682.15
0.04%



DWS CORE FIXED INCOME FUND
DWS
1,415,000
$1,412,693.55
0.28%



DWS CORE FIXED INCOME VIP
DWS
165,000
$164,731.05
0.03%



DWS CORE PLUS INCOME FUND
DWS
515,000
$514,160.55
0.10%



DWS GLOBAL BOND FUND
DWS
220,000
$219,641.40
0.04%



Total


$2,745,517.50
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
69073TAM5


Issuer
Owens-Brockway


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BNP Paribas, Calyon
Securities, Citigroup, HSBC Securities,
Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
69073TAM5


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.724


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba3/BB


Current yield
7.63%


Benchmark vs Spread (basis points)
527bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%



DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%



DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%



DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%



DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%



DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%



DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%



Total

3,000,000
 $ 2,857,322
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
707569AM1


Issuer
PENN NATIONAL GAMING INC


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, RBS, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
PENN 8 3/4 08/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wells Fargo


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/10/2009


Total amount of offering sold to QIBs
325,000,000


Total amount of any concurrent public offering
0


Total
325,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B1 / BB-


Current yield
8.66%


Benchmark vs Spread (basis points)
499bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,245,000
$1,245,000.00
0.38%



DWS High Income Plus Fund
DWS
260,000
$260,000.00
0.08%



DWS High Income Trust
DWS
150,000
$150,000.00
0.05%



DWS Lifecycle Long Range Fund
DWS
15,000
$15,000.00
0.00%



DWS Multi Market Income Trust
DWS
145,000
$145,000.00
0.04%



DWS Strategic Income Fund
DWS
120,000
$120,000.00
0.04%



DWS Strategic Income Trust
DWS
40,000
$40,000.00
0.01%



DWS Strategic Income VIP
DWS
25,000
$25,000.00
0.01%



Total


$2,000,000.00
0.62%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
71676BAA7


Issuer
PETROPLUS FINANCE LTD


Underwriters
BNP Paribas, Deutsche Bank,
Morgan Stanley, UBS, ING, Natixis
Bleichroeder, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
PPHNSW 9 3/8 09/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
98.419


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / BB-


Current yield
9.47%


Benchmark vs Spread (basis points)
615bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
2,870,000
$2,824,625
0.71%



DWS High Income Plus Fund
DWS
610,000
$600,356
0.15%



DWS High Income Trust
DWS
365,000
$359,229
0.09%



DWS High Income VIP
DWS
365,000
$359,229
0.09%



DWS Multi Market Income Trust
DWS
380,000
$373,992
0.09%



DWS Strategic Income Fund
DWS
305,000
$300,178
0.08%



DWS Strategic Income Trust
DWS
105,000
$103,340
0.03%



Total


$4,920,950
1.23%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6


Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan,
Mitsubishi UFJ Securities, RBS Greenwich
Capital, Santander Investment Securities, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFE 6.2% 03/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/17/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.899


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AAA


Current yield
6.21%


Benchmark vs Spread (basis points)
325bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%



DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%



DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                 2,497,475
0.08%



DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%



DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%



DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%



Total

7,500,000
 $                 4,994,950
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
723456AH2


Issuer
PINNACLE ENTERTAINMENT


Underwriters
Bank of America Merrill Lynch,
Libertas Partners, Barclays,
Deutsche Bank, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PNK 8 5/8 08/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Libertas Partners


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/27/2009


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
98.597


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B2 / BB


Current yield
8.67%


Benchmark vs Spread (basis points)
536bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
545,000
 $
537,354
0.12%



DWS High Income Plus Fund
DWS
200,000
 $
197,194
0.04%



DWS High Income Trust
DWS
60,000
 $
59,158
0.01%



DWS Multi Market Income Trust
DWS
65,000
 $
64,088
0.01%



DWS Strategic Income Fund
DWS
70,000
 $
69,018
0.02%



DWS Strategic Income Trust
DWS
15,000
 $
14,790
0.00%



DWS Strategic Income VIP
DWS
45,000
 $
44,369
0.01%



Total


$985,970.00
0.22%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 7.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%



DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%



DWS SHORT DURATION FUND
DWS
960,000.00
 $     960,000
0.27%



DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $11,540,000
3.30%



Total

21,600,000
 $20,605,500
6.17%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74837RAF1


Issuer
Quicksilver Resources Inc


Underwriters
BNP Paribas, Deutsche Bank
Securities, Credit Suisse, JP Morgan,
Scotia Capital, Calyon Securities USA,
RBS Securities, TD Securities,
Wedbush Morgan Securities, BBVA
Securities, CIBC World Markets,
Comerica Securities, Daiwa Securities
America, Keybanc Capital Markets, SG
Americas Securities LLC, US Bancorp
Investments, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
KWK 11.75% 01/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/18/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
96.717


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
12.15%


Benchmark vs Spread (basis points)
1116bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,095,000.00
 $ 2,993,391
0.52%



DWS High Income Plus Fund
DWS
915,000.00
 $    884,961
0.15%



DWS Multi Market Income Trust
DWS
565,000.00
 $    546,451
0.09%



DWS Strategic Income Fund
DWS
255,000.00
 $    246,628
0.04%



DWS Strategic Income Trust
DWS
155,000.00
 $    149,911
0.03%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,508
0.00%



Total

5,000,000
 $ 4,835,850
0.83%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1


Issuer
QWEST COMMUNICATIONS INT


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
QUS 8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
98.244


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba3 / B+


Current yield
8.08%


Benchmark vs Spread (basis points)
569bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BOND VIP
DWS
750,000
$736,830.00
0.13%



DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%



DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%



DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%



DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%



DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%



DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%



DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%



DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%



DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%



Total


$8,841,960.00
1.61%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
750753AB1


Issuer
RailAmerica Inc


Underwriters
Citigroup, JP Morgan, Morgan Stanley,
Wachovia, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
RAILAM 9.25% 07/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup Global Markets Limited


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/17/2009


Total amount of offering sold to QIBs
740,000,000


Total amount of any concurrent public offering
0


Total
740,000,000


Public offering price
95.923


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.96%


Rating
B1/BB-


Current yield
9.64%


Benchmark vs Spread (basis points)
113bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the Fund
Security Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,970,000.00
 $ 2,848,913
0.40%



DWS HIGH INCOME PLUS FUND
DWS
605,000.00
 $    580,334
0.08%



DWS HIGH INCOME TRUST
DWS
350,000.00
 $    335,731
0.05%



DWS HIGH INCOME VIP
DWS
380,000.00
 $    364,507
0.05%



DWS MULTI MARKET INCOME TRUST
DWS
330,000.00
 $    316,546
0.04%



DWS STRATEGIC INCOME FUND
DWS
230,000.00
 $    220,623
0.03%



DWS STRATEGIC INCOME TRUST
DWS
90,000.00
 $      86,331
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      43,165
0.01%



Total

5,000,000
 $ 4,796,150












^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
75886AAC2


Issuer
Regency Energy Partners


Underwriters
Barclays Capital, Morgan Stanley,
Wachovia, BBVA Securities,
Citigroup, Comerica Securities,
Deutsche Bank Securities, Raymond
James, RBS Greenwich, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
RGNC 9.375% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.496


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.92%


Benchmark vs Spread (basis points)
792bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
125,000.00
 $    118,120
0.05%



DWS High Income Fund
DWS
5,775,000.00
 $ 5,457,144
2.31%



DWS High Income Trust
DWS
590,000.00
 $    557,526
0.24%



DWS High Income Plus Fund
DWS
1,215,000.00
 $ 1,148,126
0.49%



DWS Multi Market Income Trust
DWS
650,000.00
 $    614,224
0.26%



DWS Strategic Income Fund
DWS
400,000.00
 $    377,984
0.16%



DWS Strategic Income Trust
DWS
175,000.00
 $    165,368
0.07%



DWS Strategic Income VIP
DWS
70,000.00
 $      66,147
0.03%



Total

9,000,000
 $ 8,504,640
3.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 8.95% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%



DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%



DWS High Income Trust
DWS
135,000
 $     133,387
0.01%



DWS High Income VIP
DWS
155,000
 $     153,148
0.01%



DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%



DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%



DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%



DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%



DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%



DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%



Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 9% 05/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.586


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB+


Current yield
9.22%


Benchmark vs Spread (basis points)
658bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
610,000
 $    595,275
0.04%



DWS High Income Trust
DWS
65,000
 $      63,431
0.00%



DWS High Income VIP
DWS
80,000
 $      78,069
0.01%



DWS High Income Plus Fund
DWS
125,000
 $    121,983
0.01%



DWS Strategic Income VIP
DWS
10,000
 $       9,759
0.00%



DWS Strategic Income Fund
DWS
40,000
 $      39,034
0.00%



DWS Strategic Income Trust
DWS
15,000
 $      14,638
0.00%



DWS Multi Market Income Trust
DWS
55,000
 $      53,672
0.00%



DWS Strategic Income VIP
DWS
240,000.00
 $    234,206
0.02%



DWS Strategic Income Fund
DWS
1,050,000.00
 $ 1,024,653
0.07%



Total

2,290,000
 $ 2,234,719
0.15%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 4.5% 03/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.470


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aa1/AA-


Current yield
4.52%


Benchmark vs Spread (basis points)
335bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%



DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%



DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%



DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%



DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%



DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%



DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%



Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAB3


Issuer
SBA TELECOMMUNICATIONS


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SBAC 8 1/4 08/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/21/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
99.152


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba2 / BB-


Current yield
8.17%


Benchmark vs Spread (basis points)
481bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,260,000
$1,249,315
0.34%



DWS HIGH INCOME PLUS FUND
DWS
260,000
$257,795
0.07%



DWS HIGH INCOME TRUST
DWS
150,000
$148,728
0.04%



DWS MULTI MARKET INCOME TRUST
DWS
150,000
$148,728
0.04%



DWS STRATEGIC INCOME FUND
DWS
115,000
$114,025
0.03%



DWS STRATEGIC INCOME TRUST
DWS
40,000
$39,661
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
$24,788
0.01%



Total


$1,983,040
0.53%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAA5


Issuer
SBA TELECOMMUNICATIONS


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SBAC 8  08/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/21/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
99.330


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba2 / BB-


Current yield
7.69%


Benchmark vs Spread (basis points)
503bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
945,000
$938,669
0.25%



DWS HIGH INCOME PLUS FUND
DWS
195,000
$193,694
0.05%



DWS HIGH INCOME TRUST
DWS
110,000
$109,263
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
115,000
$114,230
0.03%



DWS STRATEGIC INCOME FUND
DWS
90,000
$89,397
0.02%



DWS STRATEGIC INCOME TRUST
DWS
30,000
$29,799
0.01%



DWS STRATEGIC INCOME VIP
DWS
15,000
$14,900
0.00%



Total


$1,489,950
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AN9


Issuer
Sempra Energy


Underwriters
BNP Paribas, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ,
Wachovia, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
SRE 6.5% 06/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.778


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.63%


Rating
Baa1/BBB+


Current yield
6.51%


Benchmark vs Spread (basis points)
387bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
625,000.00
 $    623,613
0.08%



DWS Balanced VIP
DWS
135,000.00
 $    134,700
0.02%



DWS Bond VIP
DWS
650,000.00
 $    648,557
0.09%



DWS Core Fixed Income Fund
DWS
2,600,000.00
 $ 2,594,228
0.35%



DWS Core Fixed Income Fund
DWS
1,700,000.00
 $ 1,696,226
0.23%



DWS Core Fixed Income VIP
DWS
290,000.00
 $    289,356
0.04%



DWS Multi Market Income Trust
DWS
785,000.00
 $    783,257
0.10%



DWS Strategic Income Trust
DWS
215,000.00
 $    214,523
0.03%



Total

7,000,000
 $ 6,984,460
0.93%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
827048AL39


Issuer
Siligan Holdings Incorporated


Underwriters
Banc of America Securities, Deutsche
Bank Securities, Morgan Stanley, BNP
Paribas, Rabo Securities, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
SLGN 7.25% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
97.280


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB+


Current yield
7.45%


Benchmark vs Spread (basis points)
504bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%



DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%



DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%



DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%



DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%



DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%



DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%



DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%



DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%



DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%



Total

5,500,000
 $ 5,350,400
2.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1


Issuer
Simon Property Group


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, UBS Securities,
Calyon Securities, ING Financial
Markets, Mitsubishi UFJ, RBC Capital
Markets Scotia Capital, US Bancorp
Investments


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.75% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
98.960


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/A-


Current yield
6.82%


Benchmark vs Spread (basis points)
497bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $    222,660
0.04%



DWS Balanced VIP
DWS
70,000.00
 $      69,272
0.01%



DWS Bond VIP
DWS
240,000.00
 $    237,504
0.04%



DWS Core Fixed Income Fund
DWS
945,000.00
 $    935,172
0.16%



DWS Core Fixed Income VIP
DWS
105,000.00
 $    103,908
0.02%



DWS Core Plus Income Fund
DWS
665,000.00
 $    658,084
0.11%



DWS Global Bond Fund
DWS
250,000.00
 $    247,400
0.04%



Total

2,500,000
 $ 2,474,000
0.42%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
852061AF7


Issuer
SPRINT NEXTEL CORP


Underwriters
Citigroup, JP Morgan, Wells
Fargo, Bank of America, Barclays,
Daiwa Securities, Deutsche Bank,
Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
S 8 3/8 08/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
 JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/10/2009


Total amount of offering sold to QIBs
1,300,000,000


Total amount of any concurrent public offering
0


Total
1,300,000,000


Public offering price
98.575


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.75%


Rating
Ba2 / BB


Current yield
8.84%


Benchmark vs Spread (basis points)
506bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,110,000
$5,037,182.50
0.39%



DWS HIGH INCOME PLUS FUND
DWS
1,150,000
$1,133,612.50
0.09%



DWS HIGH INCOME TRUST
DWS
660,000
$650,595.00
0.05%



DWS HIGH INCOME VIP
DWS
590,000
$581,592.50
0.04%



DWS MULTI MARKET INCOME TRUST
DWS
945,000
$931,533.75
0.07%



DWS STRATEGIC INCOME FUND
DWS
990,000
$975,892.50
0.08%



DWS STRATEGIC INCOME TRUST
DWS
235,000
$231,651.25
0.02%



DWS STRATEGIC INCOME VIP
DWS
320,000
$315,440.00
0.02%



Total


$9,857,500.00
0.76%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6


Issuer
Starwood Hotels & Resort


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BBVA Securities, Calyon
Securities, Citigroup, Credit Suisse,
Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
HOT 7.88% 10/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
96.285


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Ba1/BB


Current yield
8.18%


Benchmark vs Spread (basis points)
686bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%



DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%



DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%



DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%



DWS High Income Trust
DWS
340,000
 $    327,369
0.07%



DWS High Income VIP
DWS
370,000
 $    356,255
0.07%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%



DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%



DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%



Total

5,000,000
 $ 4,814,250
1.00%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
853766AA1


Issuer
STANDARD PACIFIC ESCROW


Underwriters
Bank of America Merrill Lynch,
Credit Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
SPF 10 3/4 09/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/10/2009


Total amount of offering sold to QIBs
280,000,000


Total amount of any concurrent public offering
0


Total
280,000,000


Public offering price
91.997


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.65%


Rating
Caa1 / CCC


Current yield
10.97%


Benchmark vs Spread (basis points)
955bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,420,000
$3,146,297.40
1.12%



DWS HIGH INCOME PLUS FUND
DWS
720,000
$662,378.40
0.24%



DWS HIGH INCOME TRUST
DWS
415,000
$381,787.55
0.14%



DWS HIGH INCOME VIP
DWS
435,000
$400,186.95
0.14%



DWS LIFECYCLE LONG RANGE FUND
DWS
35,000
$32,198.95
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
435,000
$400,186.95
0.14%



DWS STRATEGIC INCOME FUND
DWS
350,000
$321,989.50
0.11%



DWS STRATEGIC INCOME TRUST
DWS
120,000
$110,396.40
0.04%



DWS STRATEGIC INCOME VIP
DWS
70,000
$64,397.90
0.02%



Total


$5,519,820.00
1.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6


Issuer
Telecom Italia


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 7.175% 06/18/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman, Sachs & Co.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
5.73%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $    260,000
0.03%



DWS Balanced VIP
DWS
70,000.00
 $      70,000
0.01%



DWS Bond VIP
DWS
275,000.00
 $    275,000
0.03%



DWS Core Fixed Income Fund
DWS
1,050,000.00
 $ 1,050,000
0.11%



DWS Core Fixed Income VIP
DWS
120,000.00
 $    120,000
0.01%



DWS Core Plus Income Fund
DWS
750,000.00
 $    750,000
0.08%



DWS Global Bond Fund
DWS
330,000.00
 $    330,000
0.03%



DWS Strategic Income Fund
DWS
1,640,000.00
 $ 1,640,000
0.16%



DWS Strategic Income VIP
DWS
360,000.00
 $    360,000
0.04%



Total

4,855,000
 $ 4,855,000
0.49%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%



DWS Bond VIP Combined
DWS
290,000.00
 $    290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%



Total

9,660,000
 $ 9,660,000
0.97%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6


Issuer
Telefonica Emisiones SAU


Underwriters
Citigroup, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley, BNP
Paribas, Calyon, Credit Suisse,
Mitsubishi UFJ Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
TELEFO 5.877% 7/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/22/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa1/A-


Current yield
5.88%


Benchmark vs Spread (basis points)
220bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Balanced VIP
DWS
90,000.00
 $      90,000
0.01%



DWS Bond VIP
DWS
345,000.00
 $    345,000
0.03%



DWS Core Fixed Income Fund
DWS
1,305,000.00
 $ 1,305,000
0.13%



DWS Core Fixed Income VIP
DWS
145,000.00
 $    145,000
0.01%



DWS Core Plus Income Fund
DWS
930,000.00
 $    930,000
0.09%



DWS Global Bond Fund
DWS
370,000.00
 $    370,000
0.04%



DWS Strategic Income Fund
DWS
760,000.00
 $    760,000
0.08%



DWS Strategic Income VIP
DWS
170,000.00
 $    170,000
0.02%



Total

4,435,000
 $ 4,435,000
0.44%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
880451AX7


Issuer
TENNESSEE GAS PIPELINE


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
EP 8% 02/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
94.881


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa3/BB


Current yield
8.43%


Benchmark vs Spread (basis points)
692bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
790,000.00
 $                   749,560
0.32%



DWS High Income Plus Fund
DWS
115,000.00
 $                   109,113
0.05%



DWS High Income VIP
DWS
95,000.00
 $                     90,137
0.04%



Total

1,000,000
 $                   948,810
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89236LAA0


Issuer
TOYS R US PROPERTY CO


Underwriters
Bank of America, Deutsche Bank,
Goldman Sachs, Wachovia,
Citigroup, Credit Suisse, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TOY 10 3/4 07/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/1/2009


Total amount of offering sold to QIBs
950,000,000


Total amount of any concurrent public offering
0


Total
950,000,000


Public offering price
97.399


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B3 / B+


Current yield
10.00%


Benchmark vs Spread (basis points)
787bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
9,835,000
$9,579,191.65
1.04%



DWS HIGH INCOME PLUS FUND
DWS
1,860,000
$1,811,621.40
0.19%



DWS MULTI MARKET INCOME TRUST
DWS
1,575,000
$1,534,034.25
0.16%



DWS STRATEGIC INCOME FUND
DWS
1,075,000
$1,047,039.25
0.11%



DWS STRATEGIC INCOME TRUST
DWS
435,000
$423,685.65
0.04%



DWS STRATEGIC INCOME VIP
DWS
220,000
$214,277.80
0.02%



Total


$14,609,850.00
1.56%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
 security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2


Issuer
TRANS CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.125% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.977


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/A-


Current yield
7.13%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%



DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%



DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%



DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%



DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%



Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.625% 01/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC Bank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.148


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.69%


Benchmark vs Spread (basis points)
460bp
570bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%



DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%



DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%



DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%



DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%



DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%



Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6


Issuer
Travelers Cos Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV 5.9% 06/02/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A-


Current yield
5.93%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $    323,570
0.07%



DWS Balanced VIP
DWS
100,000.00
 $      99,560
0.02%



DWS Bond VIP
DWS
265,000.00
 $    263,834
0.05%



DWS Core Fixed Income Fund
DWS
1,375,000.00
 $ 1,368,950
0.28%



DWS Core Fixed Income VIP
DWS
155,000.00
 $    154,318
0.03%



DWS Core Plus Income Fund
DWS
735,000.00
 $    731,766
0.15%



Total

2,955,000
 $ 2,941,998
0.59%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92769VAA7


Issuer
Virgin Media Finance


Underwriters
BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Goldman
Sachs, HSBC Securities, JP Morgan,
RBS Securities, Barclays Capital, Fortis
Securities, Lloyds TSB, UBS
Investment Bank


Years of continuous operation, including predecessors
> 3 years


Security
VMED 9.5% 08/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/29/2009


Total amount of offering sold to QIBs
1,350,000,000


Total amount of any concurrent public offering
0


Total
1,350,000,000


Public offering price
95.574


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.08%


Rating
B2/B


Current yield
9.94%


Benchmark vs Spread (basis points)
721bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
7,715,000.00
 $  7,373,534
0.57%



DWS High Income Plus Fund
DWS
1,585,000.00
 $  1,514,848
0.12%



DWS High Income VIP
DWS
1,000,000.00
 $     955,740
0.07%



DWS Multi Market Income Trust
DWS
810,000.00
 $     774,149
0.06%



DWS Strategic Income Fund
DWS
570,000.00
 $     544,772
0.04%



DWS Strategic Income VIP
DWS
100,000.00
 $      95,574
0.01%



DWS Strategic Income Trust
DWS
220,000.00
 $     210,263
0.02%



Total

12,000,000
 $11,468,880
0.89%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
97314XAE4


Issuer
WIND ACQUISITION FIN SA


Underwriters
Bank IMI, BNP Paribas, Calyon,
Citigroup, Credit Suisse, Deutsche
Bank, Goldman Sachs, JP
Morgan, MPS Capital Services


Years of continuous operation, including predecessors
> 3 years


Security
WINDIM 11 3/4 07/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/1/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
97.492


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.75%


Rating
B2 / BB-


Current yield
10.52%


Benchmark vs Spread (basis points)
883bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
7,000,000
$6,824,440.00
0.35%



DWS HIGH INCOME PLUS FUND
DWS
1,400,000
$1,364,888.00
0.07%



DWS MULTI MARKET INCOME TRUST
DWS
800,000
$779,936.00
0.04%



DWS STRATEGIC INCOME FUND
DWS
500,000
$487,460.00
0.02%



DWS STRATEGIC INCOME TRUST
DWS
200,000
$194,984.00
0.01%



DWS STRATEGIC INCOME VIP
DWS
100,000
$97,492.00
0.00%



Total


$9,749,200.00
0.50%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
989701AX5


Issuer
ZIONS BANCORP


Underwriters
Deutsche Bank, Goldman Sachs,
Bank of America, JP Morgan
Securities, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
ZION 7 3/4 09/23/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/18/2009


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
86.888


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.25%


Rating
BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
538bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,835,000
$5,938,794.80
1.52%



DWS HIGH INCOME PLUS FUND
DWS
1,430,000
$1,242,498.40
0.28%



DWS HIGH INCOME TRUST
DWS
830,000
$721,170.40
0.16%



DWS HIGH INCOME VIP
DWS
855,000
$742,892.40
0.17%



DWS LIFECYCLE LONG RANGE FUND
DWS
70,000
$60,821.60
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
895,000
$777,647.60
0.17%



DWS STRATEGIC INCOME FUND
DWS
695,000
$603,871.60
0.13%



DWS STRATEGIC INCOME TRUST
DWS
250,000
$217,220.00
0.05%



DWS STRATEGIC INCOME VIP
DWS
140,000
$121,643.20
0.03%



Total


$10,426,560.00
2.52%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.

Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
008281AY3


Issuer
AFRICAN DEVELOPMENT BANK


Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
AFDB 1 3/4 10/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/24/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.660


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.10%


Rating
Aaae / AAA


Current yield
1.76%


Benchmark vs Spread (basis points)
41.4bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
250,000
 $
249,150
0.02%



DWS Short Duration Plus Fund
DWS
3,750,000
 $
3,737,250
0.02%



Total


 $
249,150
0.02%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02580HAC0


Issuer
AMERICAN EXPRESS


Underwriters
Banc of America Securities, Citigroup, Deutsche
Bank Securities Inc, HSBC Securities, JP Morgan,
RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
AXP 3.15% 12/09/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/8/2008


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.921


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aaa/AAAe


Current yield
3.15%


Benchmark vs Spread (basis points)
96bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,210
0.03%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,992,890
0.26%



Total

10,000,000
 $                 9,992,100
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03070QAK7


Issuer
Ameristar Casinos


Underwriters
Banc of America Securities, Deutsche
Bank Securities, Wachovia, Calyon
Securities, Comerica Securities


Years of continuous operation, including predecessors
> 3 years


Security
ASCA 9.25% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
97.087


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/BB-


Current yield
9.53%


Benchmark vs Spread (basis points)
726bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,689
0.01%



DWS Balanced VIP
DWS
15,000.00
 $      14,563
0.00%



DWS High Income Fund
DWS
1,900,000.00
 $  1,844,653
0.29%



DWS High Income Plus Fund
DWS
395,000.00
 $     383,494
0.06%



DWS High Income VIP
DWS
240,000.00
 $     233,009
0.04%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,417
0.00%



DWS Multi Market Income Trust
DWS
180,000.00
 $     174,757
0.03%



DWS Short Duration Fund
DWS
770,000.00
 $     747,570
0.12%



DWS Short Duration Plus Fund
DWS
923,013.90
 $     896,127
0.14%



DWS Strategic Income Fund
DWS
125,000.00
 $     121,359
0.02%



DWS Strategic Income Trust
DWS
50,000.00
 $      48,544
0.01%



DWS Strategic Income VIP
DWS
30,000.00
 $      29,126
0.00%



Total

4,693,014
 $  4,556,306
0.72%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8


Issuer
ANADARKO PETROLEUM CORPORATION


Underwriters
Credit Suisse, JP Morgan, UBS Securities, Banc of
America Securities LLC, Citigroup, Deutsche Bank
Securities, Morgan Stanley, RBS Greenwich
Capital, Wells Fargo, Barclays Capital, DnB Nor
Bank ASA, Goldman Sachs, Scotia Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
APC 7.625% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.700


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa3/BBB-


Current yield
7.65%


Benchmark vs Spread (basis points)
587bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%



DWS Short Duration Plus Fund
DWS
4,500,000.00
 $                 4,486,500
0.90%



DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,635,080
0.33%



DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%



Total

7,000,000
 $                 6,979,000
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAD0


Issuer
Anheuser-Busch Inbev


Underwriters
Banc of America Securities, Barclays
Capital, BNP Paribas, Deutsche Bank
Securities, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
ABIBB 5.375% 11/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/11/2009


Total amount of offering sold to QIBs
1,550,000,000


Total amount of any concurrent public offering
0


Total
1,550,000,000


Public offering price
99.877


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa2/BBB+


Current yield
5.38%


Benchmark vs Spread (basis points)
337bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    769,053
0.05%



DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,218,647
0.60%



Total

10,000,000
 $ 9,987,700
0.65%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
045167BW2


Issuer
Asian Development Bank


Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
ASIA 2.75% 05/21/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.662


Price paid if other than public offering price
 N/A


Underwriting spread or commission
15.00%


Rating
Aaa/AAA


Current yield
2.76%


Benchmark vs Spread (basis points)
86bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
368,000.00
 $    366,756
0.01%



DWS Short Duration Plus Fund
DWS
4,382,000.00
 $ 4,367,189
0.15%



Total

4,750,000
 $ 4,733,945
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAG5


Issuer
BAE Systems Holdings Incorporated


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, JP Morgan, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 4.95% 06/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.799


Price paid if other than public offering price
 N/A


Underwriting spread or commission
3.50%


Rating
Baa2/BBB+


Current yield
4.96%


Benchmark vs Spread (basis points)
250bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
1,585,000.00
 $       1,581,814
0.32%



DWS Short Duration Plus Fund
DWS
4,615,000.00
 $       4,605,724
0.92%



DWS Short Duration Fund
DWS
385,000.00
 $         384,226
0.08%



DWS Strategic Income Trust
DWS
415,000.00
 $         414,166
0.08%



Total

7,000,000
 $       6,985,930
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AY1


Issuer
BOEING COMPANY


Underwriters
Bank of America Merrill Lynch,
Daiwa Securities, Deutsche Bank,
Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley,
Barclays, BNP Paribas, Calyon,
Credit Suisse, RBS, Sumitomo
Mitsui Banking, Utendahl Capital
Partners, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BA 3 1/2 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.157


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.35%


Rating
A2 / A


Current yield
3.52%


Benchmark vs Spread (basis points)
110bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
435,000
 $
431,333
0.06%



DWS Short Duration Plus Fund
DWS
5,200,000
 $
5,156,164
0.69%



Total


 $
5,587,497
0.74%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AV7


Issuer
BOEING CORPORATION


Underwriters
Banc of America Securities LLC, JP Morgan, UBS
Securities, ANZ Securities, Banca IMI, Barclays
Capital, BBVA Securities, BNP Paribas, BNY
Mellon Investor Services, Calyon Securities,
Citigroup, Comerica Securities, Credit Suisse,
Daiwa Securities,  Deutsche Bank Securities,
Goldman Sachs, Greenwich Capital Markets, ING
Financial Markets, Keybanc Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
BA 5% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.558


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2/A+


Current yield
5.02%


Benchmark vs Spread (basis points)
310bp
445bp
365bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
260,000.00
 $                   258,851
0.04%



DWS Short Duration Plus Fund
DWS
2,335,000.00
 $                 2,324,679
0.33%



Total

2,595,000
 $                 2,583,530
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14170TAC5


Issuer
CAREFUSION CORPORATION


Underwriters
Bank of America Merrill Lynch,
Barclays, Deutsche Bank,
Goldman Sachs, JP Morgan,
Morgan Stanley,  RBS, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
CFN 4 1/8 08/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/14/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.311


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.30%


Rating
Baa3 / BBB-


Current yield
4.01%


Benchmark vs Spread (basis points)
287.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
110,000
 $
109,242
0.04%



DWS Short Duration Plus Fund
DWS
1,320,000
 $
1,310,905
0.52%



Total


 $
1,420,147
0.57%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAA7
73755LAE7
205887BE
Issuer
CENOVUS ENERGY
INCORPORATED
POTASH CORP-
SASKATCHEWAN
CONAGRA FOODS
Underwriters
Bank of America, Barclays, RBC
Capital, Credit Suisse, Deutsche
Bank, Morgan Stanley, RBS
Bank of America, HSBC, RBC
Capital, BMO Capital Markets,
CIBC World Markets, Comerica
Securities, Goldman Sachs,
Mitsubishi UFJ Securities, Rabo
Securities, Scotia Capital, SG
Americas
Bank of America, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVECN 4 1/2 09/15/14
POT 5 1/4 05/15/14
CAG 5 7/8 04/15/14
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
4/28/2009
4/6/2009
Total amount of offering sold to QIBs
800,000,000
500,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
500,000,000
500,000,000
Public offering price
99.903
99.757
99.957
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa2 / BBB+
Baa1 / A-
Baa2 / BBB
Current yield
4.41%
4.87%
5.39%
Benchmark vs Spread (basis points)
212.5bp
337.5bp
400bp








Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
300,000
 $
299,709
0.04%
2.28%
0.30%
9/30/2009
DWS Short Duration Plus Fund
DWS
3,900,000
 $
3,896,217
0.49%
2.28%
0.46%
9/30/2009
Total


 $
4,195,926
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
166751AK3


Issuer
CHEVRON CORPORATION


Underwriters
Barclays Capital, Morgan Stanley, Citigroup,
Greenwich Capital Markets, JP Morgan, Blaylock
Robert Van, BNP Paribas, Calyon Securities,
Deutsche Bank Securities, Gusman & Company,
Loop Capital Markets, Mitsubishi UFJ Securities,
Mizuho Securities, RBC Capital Markets, SG
Americas, Standard Chartered Bank, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CVX 3.45% 03/03/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/26/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.994


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aa1/AA


Current yield
3.45%


Benchmark vs Spread (basis points)
195bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,940
0.07%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,999,460
0.60%



Total

10,000,000
 $                 9,999,400
0.67%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%



DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%



DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%



DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
24702RAH4


Issuer
Dell Incorporated


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank Securities, HSBC
Securities


Years of continuous operation, including predecessors
> 3 years


Security
Dell 3.375% 06/15/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/10/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.932


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A-


Current yield
3.38%


Benchmark vs Spread (basis points)
150bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
160,000.00
 $    159,891
0.04%



DWS Short Duration Plus Fund
DWS
1,980,000.00
 $ 1,978,654
0.50%



Total

2,140,000
 $ 2,138,545
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
25214BAB0


Issuer
Dexia Credit


Underwriters
Bank of America, Merrill Lynch, Citigroup,
Morgan Stanley, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
DEXGRP  9/23/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup Global Markets Limited


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/16/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Aa1/AA+


Current yield
1.26%


Benchmark vs Spread (basis points)
86bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $           770,000
0.04%



DWS Short Duration Plus Fund
DWS
9,230,000.00
 $        9,230,000
0.46%



Total

10,000,000
 $      10,000,000
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7


Issuer
DTE Energy Company


Underwriters
Barclays Capital, BNP Paribas, JP
Morgan, Comerica Securities, Deutsche
Bank Securities, Scotia Capital, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Baa2/BBB-


Current yield
7.63%


Benchmark vs Spread (basis points)
561bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $    145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $    152,000
0.05%



DWS Core Fixed Income Fund
DWS
607,000.00
 $    607,000
0.20%



DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $    420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $    167,000
0.06%



DWS Short Duration Fund
DWS
290,000.00
 $    290,000
0.10%



DWS Short Duration Plus Fund
DWS
3,460,000.00
 $ 3,460,000
1.15%



Total

5,350,000
 $ 5,350,000
1.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
532457BD9


Issuer
ELI LILLY & COMPANY


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
LLY 3.55% 03/06/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/3/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.898


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A1/AA


Current yield
3.55%


Benchmark vs Spread (basis points)
230bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
530,000.00
 $                   529,459
0.05%



DWS Short Duration Plus Fund
DWS
4,750,000.00
 $                 4,745,155
0.48%



Total

5,280,000
 $                 5,274,614
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
298785EZ5


Issuer
EUROPEAN INVESTMENT BANK


Underwriters
Credit Suisse, Deutsche Bank,
Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
EIB 1 3/4 09/14/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/1/2009


Total amount of offering sold to QIBs
5,000,000,000


Total amount of any concurrent public offering
0


Total
5,000,000,000


Public offering price
99.940


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.10%


Rating
Aaa / AAA


Current yield
1.75%


Benchmark vs Spread (basis points)
39.85bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000
1,499,100
0.03%



DWS Short Duration Plus Fund
DWS
18,500,000
18,488,900
0.37%



Total


 $
19,988,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
30216BBQ4


Issuer
EXPORT DEVELOPMENT CANADA


Underwriters
Citibank, HSBC Securities, Morgan Stanley, TD
Securities, BNP Paribas, Calyon, CIBC, Credit
Suisse, Deutsche Bank Canada, JP Morgan,
Mitzuho International, RBC Capital Markets,
Scotia Capital, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
EDC 2.375% 03/19/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/11/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.773


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaae/AAAe


Current yield
2.38%


Benchmark vs Spread (basis points)
99bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
800,000.00
 $                   798,184
0.05%



DWS Short Duration Plus Fund
DWS
7,200,000.00
 $                 7,183,656
0.48%



Total

8,000,000
 $                 7,981,840
0.53%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6


Issuer
EXPORT-IMPORT BANK OF KOREA


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
D 8.125% 01/21/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/12/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.624


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.16%


Benchmark vs Spread (basis points)
677bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%



DWS Short Duration Plus Fund
DWS
5,685,000.00
 $                 5,663,624
0.28%



DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%



DWS Strategic Income Fund
DWS
1,515,000.00
 $                 1,509,304
0.08%



Total

8,210,000
 $                 8,179,130
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AU3


Issuer
EXPORT-IMPORT BK KOREA


Underwriters
Bank of America, Barclays, Credit
Suisse, Deutsche Bank, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
EIBKOR 5 7/8 01/14/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/7/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.426


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.40%


Rating
A2 / A


Current yield
5.59%


Benchmark vs Spread (basis points)
362.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
394,000
391,738
0.03%



DWS Short Duration Plus Fund
DWS
4,749,000
4,721,741
0.31%



Total


 $
5,113,479
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AC4


Issuer
Express Scripts Incorporated


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
ESRX 5.25% 06/15/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/4/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.922


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.40%


Rating
Baa3/BBB


Current yield
5.25%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
380,000.00
 $    379,704
0.04%



DWS Short Duration Plus Fund
DWS
4,530,000.00
 $ 4,526,467
0.45%



Total

4,910,000
 $ 4,906,170
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302182AD2


Issuer
Express Scripts Incorporated


Underwriters
Citigroup, Credit Suisse, JP Morgan,
Calyon Securities, Deutsche Bank
Securities, Mitsubishi UFJ, RBS
Greenwich Capital, Scotia Capital,
SunTrust Robinson, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
ESRX 6.25% 06/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/4/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.574


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa3/BBB


Current yield
6.28%


Benchmark vs Spread (basis points)
375bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
150,000.00
 $    149,361
0.02%



DWS Short Duration Plus Fund
DWS
1,835,000.00
 $ 1,827,183
0.18%



Total

1,985,000
 $ 1,976,544
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AUU4


Issuer
FANNIE MAE


Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Citigroup


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 2% 01/09/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
99.983


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAA


Current yield
2.00%


Benchmark vs Spread (basis points)
83bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $                   999,830
0.13%



DWS Short Duration Plus Fund
DWS
9,000,000
 $                 8,998,470
0.01%



Total

10,000,000
 $                 9,998,300
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AVQ2


Issuer
FANNIE MAE


Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.75% 03/23/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/26/2009


Total amount of offering sold to QIBs
15,000,000,000


Total amount of any concurrent public offering
0


Total
15,000,000,000


Public offering price
99.897


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.06%


Rating
Aaa/AAA


Current yield
1.75%


Benchmark vs Spread (basis points)
68bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds
DWS






DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%



DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%



DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%



DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%



DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%



Total

74,000,000
 $               73,923,780
0.48%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AWK4


Issuer
Fannie Mae


Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Cabrera Capital
Markets, Credit Suisse, FTN Financial,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.875% 04/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.874


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAA


Current yield
99.87%


Benchmark vs Spread (basis points)
74bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
11,430,000.00
 $11,415,598
0.29%



DWS Government & Agency Securities VIP
DWS
1,145,000.00
 $  1,143,557
0.03%



DWS Short Duration Fund
DWS
515,000.00
 $     514,351
0.01%



DWS Short Duration Plus Fund
DWS
5,200,000.00
 $  5,193,448
0.13%



DWS Strategic Government Securities Fund
DWS
12,570,000.00
 $12,554,162
0.31%



Total

30,860,000
 $30,821,116
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AXJ6


Issuer
Fannie Mae


Underwriters
Barclays Capital, Deutsche Bank Securities,
JP Morgan, Blaylock Robert, FTN
Financial, Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 2.5% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2009


Total amount of offering sold to QIBs
5,000,000,000


Total amount of any concurrent public offering
0


Total
5,000,000,000


Public offering price
99.855


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaa/AAA


Current yield
99.86%


Benchmark vs Spread (basis points)
56bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
615,000.00
 $         614,108
0.01%



DWS Short Duration Plus Fund
DWS
7,385,000.00
 $       7,374,292
0.15%



Total

8,000,000
 $       7,988,400
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31398AYY2


Issuer
FANNIE MAE


Underwriters
Barclays, Goldman Sachs, JP
Morgan, Deutsche Bank, Guzman
& Co, Morgan Stanley, Utendahl
Capital Partners


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 3 09/16/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/13/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.730


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.80%


Rating
Aaa / AAAe


Current yield
2.96%


Benchmark vs Spread (basis points)
43.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
 $
997,300
0.03%



DWS Short Duration Plus Fund
DWS
10,000,000
 $
9,973,000
0.25%



Total


 $
10,970,300
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XSVR6


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Deutsche Bank Securities, RBS Greenwich Capital,
UBS Securities, Banc of America Securities LLC,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, FTN Financial, Goldman Sachs, JP
Morgan, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.625% 01/15/09


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.880


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aaa/AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
94bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,500,000.00
 $                 1,498,200
0.04%



DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,982,000
0.43%



Total

16,500,000
 $               16,480,200
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XT4D5


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Banc of America Securities LLC, Credit Suisse, JP
Morgan, Barclays Capital, BNP Paribas, Citigroup,
Deutsche Bank Securities, FTN Financial,
Goldman Sachs, HSBC Securities, Morgan
Stanley, RBS Greenwich Capital, UBS


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.625 % 03/16/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.938


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
Aaa/AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
78bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,380
0.03%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,994,420
0.30%



Total

10,000,000
 $                 9,993,800
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTXH4


Issuer
Federal Home Loan Bank


Underwriters
Barclays Capital, Deutsche Bank
Securities, Goldman Sachs & Co,
Citigroup Global Markets


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.625% 07/27/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/11/2009


Total amount of offering sold to QIBs
5,000,000,000


Total amount of any concurrent public offering
0


Total
5,000,000,000


Public offering price
99.905


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.05%


Rating
Aaa/AAAe


Current yield
1.63%


Benchmark vs Spread (basis points)
103bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
10,500,000.00
 $10,490,025
0.21%



DWS Short Duration Fund
DWS
835,000.00
 $     834,207
0.02%



DWS Short Duration Plus Fund
DWS
9,585,000.00
 $  9,575,894
0.19%



DWS Strategic Government Securities Fund
DWS
10,500,000.00
 $10,490,025
0.21%



Total

31,420,000
 $31,390,151
0.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XTS49


Issuer
Federal Home Loan Bank


Underwriters
Banc of America Securities, JP Morgan,
UBS Securities, Barclays Capital, BNP
Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, FTN
Financial, Goldman Sachs, HSBC
Securities, Morgan Stanley, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1.875% 06/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
99.912


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aaa/AAA


Current yield
1.88%


Benchmark vs Spread (basis points)
43bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS GNMA Fund
DWS
21,000,000.00
 $20,981,520
0.70%



DWS Short Duration Fund
DWS
1,200,000.00
 $  1,198,944
0.04%



DWS Short Duration Plus Fund
DWS
14,800,000.00
 $14,786,976
0.49%



DWS Strategic Government Securities Fund
DWS
23,000,000.00
 $22,979,760
0.77%



Total

60,000,000
 $59,947,200
2.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
3133XUE41


Issuer
FEDERAL HOME LOAN BANK


Underwriters
Bank of America, Citigroup, RBS,
Barclays, Credit Suisse, Deutsche
Bank,  FTN Financial, Goldman
Sachs, HSBC, JP Morgan, Morgan
Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
FHLB 1 3/4 08/22/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citibank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/22/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.862


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.08%


Rating
Aaa / AAAe


Current yield
1.75%


Benchmark vs Spread (basis points)
35bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS GNMA Fund
DWS
18,400,000
 $
18,374,608
0.46%



DWS Short Duration Fund
DWS
1,125,000
 $
1,123,448
0.03%



DWS Short Duration Plus Fund
DWS
26,075,000
 $
26,039,017
0.65%



DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,377,368
0.41%



DWS Strategic Income Fund
DWS
2,500,000
 $
2,496,550
0.06%



DWS Strategic Income VIP
DWS
500,000
 $
499,310
0.01%



Total


 $
64,910,300
1.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
31737UAB4


Issuer
FINANCE FOR DANISH
INDUSTRY


Underwriters
Bank of America, Citigroup,
Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
FINDAN 2.45 08/17/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/11/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.857


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.10%


Rating
Aaa


Current yield
2.43%


Benchmark vs Spread (basis points)
77.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000
 $
499,285
0.07%



DWS Short Duration Plus Fund
DWS
6,000,000
 $
5,991,420
0.80%



Total


 $
6,490,705
0.87%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36186CBF9


Issuer
GMAC Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Deutsche Bank Securities, JP
Morgan


Years of continuous operation, including predecessors
> 3 years


Security
GMAC 2.2% 12/19/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2009


Total amount of offering sold to QIBs
3,500,000,000


Total amount of any concurrent public offering
0


Total
3,500,000,000


Public offering price
99.841


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Aaa/AAA


Current yield
2.20%


Benchmark vs Spread (basis points)
80bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    768,776
0.02%



DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,215,324
0.26%



Total

10,000,000
 $ 9,984,100
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AX1


Issuer
Hewlett Packard Company


Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 2.25% 05/27/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/21/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.967


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.15%


Rating
A2/A


Current yield
2.25%


Benchmark vs Spread (basis points)
140bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
240,000.00
 $    239,921
0.02%



DWS Short Duration Plus Fund
DWS
2,880,000.00
 $ 2,879,050
0.29%



Total

3,120,000
 $ 3,118,970
0.31%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AY9


Issuer
Hewlett Packard Company


Underwriters
Banc of America Securities, Credit
Suisse, Deutsche Bank Securities,
Morgan Stanley, RBS Greenwich
Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 2.95% 08/15/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/21/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.984


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
A2/A


Current yield
2.95%


Benchmark vs Spread (basis points)
160bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
130,000.00
 $    129,979
0.05%



DWS Short Duration Plus Fund
DWS
1,610,000.00
 $ 1,609,742
0.64%



Total

1,740,000
 $ 1,739,722
0.70%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
428236AU7


Issuer
HEWLETT-PACKARD COMPANY


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Morgan Stanley, RBS
Greenwich Capital, Barclays Capital, BNP Paribas,
HSBC Securities, Mitsubishi UFJ Securities, Wells
Fargo Securities


Years of continuous operation, including predecessors
> 3 years


Security
HPQ 4.25% 02/24/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/23/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.956


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
A2/A


Current yield
4.25%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000.00
 $                   999,560
0.10%



DWS Short Duration Plus Fund
DWS
9,000,000.00
 $                 8,996,040
0.90%



Total

10,000,000
 $                 9,995,600
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2


Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY


Underwriters
Credit Suisse, Goldman Sachs, JP Morgan, Banc of
America Securities LLC, BNP Paribas, Citigroup,
Deutsche Bank Securities, Greenwich Capital Markets,
HSBC Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
IR 9.5% 04/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/31/2009


Total amount of offering sold to QIBs
655,000,000


Total amount of any concurrent public offering
0


Total
655,000,000


Public offering price
99.992


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
9.50%


Benchmark vs Spread (basis points)
783bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%



DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%



DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%



DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%



Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
471065AA0


Issuer
Japan Finance Corporation


Underwriters
Barclays Capital, Deutsche Bank
Securities, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
JFCORP 2% 06/24/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/17/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.890


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.08%


Rating
Aa2/AA


Current yield
2.00%


Benchmark vs Spread (basis points)
90bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
382,000.00
 $    381,580
0.02%



DWS Short Duration Plus Fund
DWS
4,568,000.00
 $ 4,562,975
0.18%



Total

4,950,000
 $ 4,944,555
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500769DA9


Issuer
KFW BANK


Underwriters
Citigroup, HSBC Securities, JP Morgan, Barclays
Capital, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Nomura, Royal Bank of Canada, UBS Securities
LLC


Years of continuous operation, including predecessors
> 3 years


Security
KFW 2% 01/17/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
5,000,000,000


Total amount of any concurrent public offering
0


Total
5,000,000,000


Public offering price
99.878


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaa/AAA


Current yield
2.00%


Benchmark vs Spread (basis points)
96bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,370,000.00
 $                 1,368,329
0.03%



DWS Short Duration Plus Fund
DWS
12,580,000.00
 $               12,564,652
0.25%



Total

13,950,000
 $               13,932,981
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0


Issuer
KOREA DEVELOPMENT BANK


Underwriters
BNP Paribas, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
KDB 8 01/23/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/16/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.145


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.07%


Benchmark vs Spread (basis points)
675bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%



DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%



DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%



DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%



Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500635AB3


Issuer
KOREA GAS CORP


Underwriters
Bank of America, Deutsche Bank,
JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
KORGAS 6 07/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/9/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.165


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.50%


Rating
A2 / A


Current yield
5.72%


Benchmark vs Spread (basis points)
390










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS SHORT DURATION FUND
DWS
245,000
$242,954
0.05%



DWS SHORT DURATION PLUS FUND
DWS
2,935,000
$2,910,493
0.58%



Total


$3,153,447
0.63%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50064YAA1


Issuer
Korea Hydro & Nuclear Power


Underwriters
Barclays Capital, Citigroup, Goldman
Sachs, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
KOHNPW 6.25% 06/17/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
98.935


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A


Current yield
6.32%


Benchmark vs Spread (basis points)
362bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
430,000.00
 $    425,421
0.04%



DWS Short Duration Plus Fund
DWS
5,170,000.00
 $ 5,114,940
0.52%



Total

5,600,000
 $ 5,540,360
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
50065LAA8


Issuer
KOREA NATIONAL OIL CORP


Underwriters
Bank of America Merrill Lynch,
Barclays, BNP Paribas, Deutsche
Bank, JP Morgan, Korea
Development Bank


Years of continuous operation, including predecessors
> 3 years


Security
KOROIL 5 3/8 07/30/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.344


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.06%


Rating
A2 / A


Current yield
5.22%


Benchmark vs Spread (basis points)
300bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
585,000
$581,162
0.06%



DWS Short Duration Plus Fund
DWS
7,030,000
$6,983,883
0.70%



Total


$7,565,046
0.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
6.53%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   995,850
0.14%



DWS Balanced VIP
DWS
250,000
 $                   248,963
0.04%



DWS Bond VIP
DWS
750,000
 $                   746,888
0.11%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,991,700
0.29%



DWS Short Duration Fund
DWS
340,000.00
 $                   338,589
0.05%



DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,067,218
0.44%



Total

7,420,000
 $                 7,389,207
1.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AP1


Issuer
MEDTRONIC INCORPORATED


Underwriters
Deutsche Bank Securities, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
MDT 4.5% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/AA-


Current yield
4.50%


Benchmark vs Spread (basis points)
262bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000.00
 $                   445,000
0.08%



DWS Short Duration Plus Fund
DWS
4,020,000.00
 $                 4,020,000
0.73%



Total

4,465,000
 $                 4,465,000
0.81%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
63243NAA2


Issuer
NATIONAL AGRICULTURAL CO


Underwriters
BNP Paribas, Deutsche Bank,
HSBC, JP Morgan,  NH
Investment & Securities


Years of continuous operation, including predecessors
> 3 years


Security
NACF 5 09/30/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BNP Paribas


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/23/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.533


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.15%


Rating
A2 / A


Current yield
4.93%


Benchmark vs Spread (basis points)
268bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
470,000
$467,805
0.09%



DWS Short Duration Plus Fund
DWS
7,075,000
$7,041,960
1.41%



Total


$7,509,765
1.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
637432LT0


Issuer
NATIONAL RURAL UTIL COOP


Underwriters
Deutsche Bank, Mitsubishi UFJ
Securities, Mizuho Securities,
RBS, Scotia Capital, UBS,
Comerica Securities, PNC Capital
Markets


Years of continuous operation, including predecessors
> 3 years


Security
NRUC 2 5/8 09/16/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Royal Bank of Scotland


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.851


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.35%


Rating
A1 / A+


Current yield
2.61%


Benchmark vs Spread (basis points)
125bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,000,000
$998,510
0.40%
0.69%
0.52%
9/30/2009
Total


$998,510
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
653522DQ2


Issuer
NIAGARA MOHAWK POWER


Underwriters
Deutsche Bank, JP Morgan,
Mitsubishi UFJ Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGGLN 3.553 10/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/21/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.30%


Rating
A3 / A-


Current yield
3.56%


Benchmark vs Spread (basis points)
110bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
$190,000.00
0.04%



DWS Short Duration Plus Fund
DWS
2,880,000
$2,880,000.00
0.58%



Total


$3,070,000.00
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BB7


Issuer
NORTHROP GRUMMAN CORP


Underwriters
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Morgan Stanley,
RBS, Banca IMI, BNP Paribas,
Goldman Sachs, Mitsubishi UFJ
Securities, SunTrust Robinson
Humphrey,  Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
NOC 3 7/10 08/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/27/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
99.814


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.60%


Rating
Baa2 / BBB


Current yield
3.64%


Benchmark vs Spread (basis points)
115bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
255,000
 $
254,525.70
0.07%



DWS Short Duration Plus Fund
DWS
3,075,000
 $
3,069,280.50
0.88%



Total


 $
3,323,806.20
0.95%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
638602BM3


Issuer
NATIONWIDE BLDG SOCIETY


Underwriters
Barclays, Deutsche Bank, JP
Morgan, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
NWIDE 2 1/2 08/17/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/10/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.928


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.20%


Rating
Aaa / AAA


Current yield
2.48%


Benchmark vs Spread (basis points)
76.9










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,380,000
$1,379,006
0.07%



DWS Short Duration Plus Fund
DWS
16,620,000
$16,608,034
0.83%



Total


$17,987,040
0.90%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
6832348A9


Issuer
Province of Ontario


Underwriters
Deutsche Bank Securities, HSBC
Securities, JP Morgan, RB Capital
Markets


Years of continuous operation, including predecessors
> 3 years


Security
ONT 4.1% 06/16/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
RBC Capital Markets


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2009


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
99.933


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.23%


Rating
Aa1/Aae


Current yield
4.10%


Benchmark vs Spread (basis points)
127bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $    769,484
0.02%



DWS Short Duration Plus Fund
DWS
9,230,000.00
 $ 9,223,816
0.23%



Total

10,000,000
 $ 9,993,300
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74153WBY4


Issuer
Pricoa Global Funding


Underwriters
Deutsche Bank Securities, UBS
Securities, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
PRU 5.45% 06/11/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/4/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.788


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/AA-


Current yield
5.46%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
445,000
 $    444,057
0.09%



DWS Short Duration Plus Fund
DWS
5,325,000
 $ 5,313,711
1.07%



Total

5,770,000
 $ 5,757,768
1.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8


Issuer
Principal Financial Group



Citigroup, Credit Suisse, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
PFG 7.875% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/18/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/BBB+


Current yield
8.88%


Benchmark vs Spread (basis points)
563bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%



DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%



DWS SHORT DURATION FUND
DWS
960,000.00
 $     960,000
0.27%



DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $11,540,000
3.30%



Total

21,600,000
 $20,605,500
6.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
742718DL0


Issuer
PROCTER & GAMBLE CO


Underwriters
Citigroup, Goldman Sachs, Morgan Stanley,
Deutsche Bank Securities, Greenwich Capital
Markets, HSBC Securities, JP Morgan, Merrill
Lynch, Banc of America Securities, Barclays
Capital, Credit Suisse, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
PG 4.6% 01/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.978


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa3/AA-


Current yield
4.60%


Benchmark vs Spread (basis points)
310bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
600,000.00
 $                   599,868
0.03%



DWS Short Duration Plus Fund
DWS
4,735,000.00
 $                 4,733,958
0.24%



Total

5,335,000
 $                 5,333,826
0.27%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 8.95% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%



DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%



DWS High Income Trust
DWS
135,000
 $     133,387
0.01%



DWS High Income VIP
DWS
155,000
 $     153,148
0.01%



DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%



DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%



DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%



DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%



DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%



DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%



Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AX0


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW Float 02/25/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Aa1/AA-


Current yield
3.25%


Benchmark vs Spread (basis points)
199bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
200,000
 $                   200,000
0.02%



DWS Short Duration Plus Fund
DWS
1,800,000.00
 $                 1,800,000
0.14%



Total

2,000,000
 $                 2,000,000
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AN2


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 4.5% 03/01/12


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.470


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Aa1/AA-


Current yield
4.52%


Benchmark vs Spread (basis points)
335bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%



DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%



DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%



DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%



DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%



DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%



DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%



DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%



Total

14,640,000
 $               14,562,408
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
822582AG7


Issuer
SHELL INTERNATIONAL


Underwriters
Bank of America, Deutsche Bank,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
RDSALN 1 3/10 09/22/11


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.996


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.11%


Rating
Aa1 / AA


Current yield
1.30%


Benchmark vs Spread (basis points)
37.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
1,200,000
$1,199,952.00
0.08%



DWS Short Duration Plus Fund
DWS
14,600,000
$14,599,416.00
0.97%



Total


$15,799,368.00
1.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8


Issuer
Telecom Italia Capital


Underwriters
BNP Paribas, Goldman Sachs & Co, JP
Morgan Securities, Mitsubishi UFJ
Securities USA, Morgan Stanley,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB


Current yield
4.57%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $    270,000
0.03%



DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%



DWS Bond VIP Combined
DWS
290,000.00
 $    290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $ 1,120,000
0.11%



DWS Core Fixed Income VIP
DWS
130,000.00
 $    130,000
0.01%



DWS Core Plus Income Fund
DWS
790,000.00
 $    790,000
0.08%



DWS Global Bond Fund
DWS
320,000.00
 $    320,000
0.03%



DWS Short Duration Fund
DWS
510,000.00
 $    510,000
0.05%



DWS Short Duration Plus Fund
DWS
6,150,000.00
 $ 6,150,000
0.62%



Total

9,660,000
 $ 9,660,000
0.97%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
92553PAE2


Issuer
VIACOM INC


Underwriters
Citigroup, Deutsche Bank, RBS,
Bank of New York, BNP Paribas,
Daiwa Securities, Lloyds Bank,
Mitsubishi UFJ, Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
VIA 4 3/8 09/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/19/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.291


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.35%


Rating
Baa2 / BBB


Current yield
4.27%


Benchmark vs Spread (basis points)
210bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS Short Duration Fund
DWS
350,000
 $
347,518.50
0.06%



DWS Short Duration Plus Fund
DWS
4,210,000
 $
4,180,151.10
0.70%



Total


 $
4,527,669.60
0.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BW2


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Mizuho Securities,
Morgan Stanley, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, RBS Securities, Blaylock Robert,
Loop Capital, Utendahl Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 7.6% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.688


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa3/BBB-


Current yield
7.62%


Benchmark vs Spread (basis points)
550bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
1,180,000.00
 $  1,176,318
0.07%
3.32%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
14,200,000.00
 $14,155,696
0.81%
3.32%
2.17%
6/30/2009
Total

15,380,000
 $15,332,014
0.88%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14041NEJ6


Issuer
Capital One Multi Asset Execution
Trust


Underwriters
Citigroup, Deutsche Bank Securities,
Bank of America, Barclays Capital


Years of continuous operation, including predecessors
> 3 years


Security
COMET 2009-A2 3.2% 4/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/16/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B1/b


Current yield
3.22%


Benchmark vs Spread (basis points)
214bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
770,000.00
 $     770,000
0.08%



DWS Short Duration Plus Fund
DWS
9,230,000.00
 $  9,230,000
0.92%



Total

10,000,000
 $10,000,000
1.00%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.